Exhibit 99.1

Confidential – For Discussion & General Information Purposes Only Investor Presentation O c t ober 2020

Disclai m er 2 This presentation (“Presentation”) is for informational purposes only. This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed transaction as contemplated by the definitive business combination agreement (the “Business Combination Agreement”) by and among Legacy Acquisition Corp. (“Legacy”), Excel Merger Sub I, Inc., an indirect wholly owned subsidiary of Legacy and directly owned subsidiary of Merger Sub 2 (as herein defined) (“Merger Sub 1”), Excel Merger Sub II, LLC, a direct wholly owned subsidiary of Legacy (“Merger Sub 2”), Onyx Enterprises Int’l, Corp. (the “Company”), and Shareholder Representative Services, a Colorado limited liability company, and for no other purpose. Additional information about the proposed transaction and the definitive business combination agreement will be provided to stockholders containing the information with respect to the transaction specified in a preliminary information statement and definitive information statement on Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that Legacy intends to file with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. Under the definitive agreement, (i) Merger Sub 1 will merge with and into the Company, with the Company surviving as a direct wholly - owned subsidiary of Merger Sub 2 (the “First Surviving Company”), and (ii) immediately thereafter, the First Surviving Company will merge with and into Merger Sub 2, with Merger Sub 2 surviving as a direct wholly - owned subsidiary of Legacy. This Presentation is not intended to form the basis of any investment or other decision with respect to the proposed transaction. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, neither Legacy nor the Company makes any representation or warranty with respect to the accuracy of such information. CARiD’s design logo is the property of the Company. Other trademarks and trade names referred to in this Presentation are the property of their respective owners. This Presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to purchase any securities of Legacy, the Company or any other person. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a possible transaction between Legacy and the Company (the “Transaction”), and for no other purpose. The information contained herein does not purport to be all - inclusive. The recipient agrees and acknowledges that this Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Legacy or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Legacy and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward - Looking Statements This Presentation contains certain “forward - looking statements.” In addition, any statements that refer to projections, forecasts, estimates or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “opportunities,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. These forward - looking statements are based on Legacy’s and the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward - looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond Legacy’s and the Company’s control, that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Transaction, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Transaction; (6) the inability to obtain or maintain the listing of the post - acquisition company’s common stock on the New York Stock Exchange following the proposed Transaction; (7) the risk that the proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Transaction; (8) the ability to recognize the anticipated benefits of the proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Transaction; (13) disruptions in the economy or business operations of the Company or its suppliers due to the impact of COVID - 19; (14) the outcome of the pending legal proceeding with certain of the Company’s stockholders; (15) potential audit and other related adjustments to the Company’s financial statements in connection with the independent Public Company Accounting Oversight Board audit of its annual historical financial statements, as well as potential adjustments to the unaudited non - GAAP interim financial results of the Company; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Information Statement and Schedule TO that will be filed with the SEC in connection with the Transaction. Financial Statements The Company’s annual historical financial information has been audited by an external CPA firm under Public Company Accounting Oversight Board (“PCAOB”) standards applicable to private companies . Additionally, the Company’s interim financial results included in this presentation reflect unaudited, non - GAAP financials and are potentially subject to further adjustment . As a result of the foregoing considerations and the other limitations described herein, investors are cautioned not to place undue reliance on the annual historical financial information and/or the interim financial results contained in this Presentation .

Disclai m er 3 Non - GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information or proxy statement, or prospectus or registration statement to be filed by Legacy with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, and Adjusted EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non - GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. Legacy and the Company believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes Legacy and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. You should review the Company audited financial statements, which will be included any information or proxy statement, or prospectus or registration statement to be filed by Legacy with the SEC. A reconciliation of some of these Non - GAAP financial measures to the to the most directly comparable GAAP financial measures can be found at Slide 42 of this Presentation. A reconciliation for the Company’s non - GAAP financial measures for interim periods through September 2020 or 2020E through 2022E non - GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP financial measures. The recipient is cautioned not to place undue reliance on these non - GAAP financial measures. Projected Financial Information This Presentation contains financial forecasts, including with respect to the Company’s estimated revenue, revenue growth, adjusted EBITDA, revenue CAGR, gross profit and percentage margin. Neither the Company’s CPA nor the independent registered public accounting firm of Legacy, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. All projections exclude stock - based compensation expense. Any estimates, forecasts or projections set forth in the Presentation have been prepared by Legacy and the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption “Forward - Looking Statements.” The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation. Important Information about the Information Statement and the Proxy Statement Legacy has filed with the SEC a preliminary information statement with respect to the business combination (the "Business Combination") for its stockholders containing the information with respect to the Business Combination specified in Schedule 14C promulgated under the Exchange Act and describing the Business Combination and the other transactions contemplated by the Business Combination Agreement. In addition, in connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy has filed a preliminary consent solicitation statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable information statement or consent solicitation statement and any respective amendments thereto and other relevant materials to be filed in connection with the proposed Business Combination and Warrant Amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive consent solicitation statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials contain and will contain important information about the Business Combination and Warrant Amendments, as applicable. When available, the definitive information statement or definitive consent solicitation statement and other relevant materials for the Business Combination and Warrant Amendments, respectively, will be mailed to the applicable securityholders of Legacy as of September 30, 2020. Securityholders are able to obtain copies of the preliminary information statement or the preliminary consent solicitation statement, and, once available, will be able to obtain the definitive information statement or the definitive consent solicitation statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161.

Disclai m er 4 Participants in the Solicitation Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statement that will be filed with respect to the Warrant Amendments and in its annual report on Form 10 - K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618 - 7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Warrant Amendments, when available. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption thereto.

Legacy Acquisition Corp. CARiD Today’s Participants Darryl McCall President & COO, Legacy ▪ Former EVP and Executive Committee Member at Coty Inc . ▪ Spent 30 years at Procter & Gamble Company (“P&G”) as a VP of Product Supply and GM of Global Personal Cleansing Care, where he oversaw 37 manufacturing centers and 16,000 employees ▪ More than 35 years of consumer operating experience Richard D. White Di r e c t o r, Legacy ▪ More than 30 years of investment banking, private equity, and corporate governance experience ▪ Former Managing Director and Head of the Private Equity and Special Investments Department of Oppenheimer & Co. Inc., and as a partner at its predecessor, CIBC Capital Partners/CIBC World Markets ▪ Current Board Member at G - III Apparel Group, Ltd. Prashant Pathak Chairman, Onyx Enterprises Int’l, Corp. (d.b.a. “CARiD”) ▪ Over 20 years of extensive management, operations and investment experience ▪ Former Partner of McKinsey & Company ▪ Appointed by Government of Canada on Board of Business Development Bank of Canada ▪ Former Chairman of BDC Venture Capital, Canada’s largest VC program ▪ Board member of MARS Discovery District, North America’s largest urban innovation hub Antonino Ciappina Chief Executive, (1) Onyx Enterprises Int’l, Corp. (d.b.a. “CARiD”) ▪ Digital commerce leader with over 17 years of experience in marketing, analytics, business planning, eCommerce operations and technology ▪ Formerly Senior Director of eCommerce & Digital Marketing at Foot Locker Retail, Inc. ▪ Served previously as Chief Marketing Officer at CARiD (1) Subject to approval by Board of Directors. 5

I. Introduction II. Business Overview and Key Investment Highlights III. Executing the Growth Strategy IV. Financial Overview Appendix 6 A g e nda

Introduction

Legacy Acquisition Corp. at a Glance 8 x Special purpose acquisition corporation – equity raised on November 21, 2017 x The Legacy team: former Procter & Gamble executives with extensive operating experience x Consumer goods and marketing experience across eCommerce, online marketplaces, traditional retail, and wholesale channels x Highly complementary expertise with leading consumer brands x Significant experience with consumer insights, brand building, and innovation

Why Legacy Chose CARiD Valuation Key I n v es t me n t Highlights Surging eCommerce adoption 1 Custom built tech - stack for a complex, multidimensional fitment industry 2 3 Capital efficient model 4 Strong financial performance with additional value streams ready to be unlocked Experienced management team & global footprint 5 6 Marketing, operational, and branding expertise Legacy P r o v i d e s 7 Capital available to enhance CARiD’s growth 8 Attractive valuation upside relative to primary publicly - listed peer, PRTS 9

Overview of Key Terms • Enterprise value of $331.1 million • Represents a 0.7x EV / 2021E Revenue multiple, a discount to primary publicly - listed peer, PRTS’, EV / 2021E Revenue multiple of 1.2x (1) • Represents an 16.9x EV / 2021E Adjusted EBITDA multiple, a discount to PRTS’ EV / 2021E Adjusted EBITDA multiple of 25.1x (1) • CARiD existing common shareholders rolling 100% of equity in CARiD, which represents 67.1% of the pro forma Company • Reflects aggregate common equity consideration of $265.0 million net of estimated expenses of $5.8 million resulting in a non - cash purchase of equity in CARiD of $259.2 million • CARiD will be well - capitalized with up to $55.5 million of cash on the balance sheet at close to fund future growth and potential accretive strategic acquisitions • Legacy Founders forfeit 3.0 million founder shares and 14.58 million private placement warrants at close (2) • 30.0 million public warrants and 2.9 million private placement warrants held by certain institutional investors will be exchanged for 0.065 of Class A common stock per warrant and $0.35 per warrant in cash, representing an aggregate exchange value of $1.00 per warrant (3) • Transaction close expected November 2020 Sources and Uses Enterprise Value Pro Forma Equity Ownership Transaction Overview Source: Company - provided financials. Note: Outstanding shares may increase or decrease based on a final determination of CARiD’s working capital balance that will occur 90 days following the close of the Transaction. Certain transaction expenses may be settled via issuance of additional shares upon mutual agreement of the Company and the payee. For reconciliation of non - GAAP financials to their most directly comparable GAAP financial measures see page 42. | (1) Based on Wall Street analyst consensus estimates as of 10/12/20. | (2) Does not include additional forfeiture of Founders Shares if cash in trust is less than $54MM or if Buyer transaction expenses exceed a $16.4MM. | (3) Assumes no redemptions in connection with the business combination. Upon amendment of the warrant agreement, total consideration for each warrant will be $1.00. If cash in trust is above $60MM, the cash component becomes 35 cents in cash; if cash in trust is between $44 - $60MM, cash component decreases to 25 cents and the share component adjusts to 0.075 of a share in Class A common stock; if cash in trust is less than $44MM the consideration will be 18 cents, and the share component adjusts to 0.082 of a share of Class A stock . | (4) Includes CARiD cash balance of $45.7MM as of 6/30/20. CARiD S hareho l der s 67.1% IPO I n v e s t or s 15.8% Lega c y Founders (2) 11.6% Former Warrant Holders 5.5% (3) ($ in Millions, except per share) ($ in Millions) Non - Cash Purchase of Equity in CARiD Calculation Aggregate Common Equity Consideration Estimated Expenses Non - Cash Purchase of Equity in CARiD $265. 0 (5.8) $259. 2 Proposed Sources Legacy Cash in Trust (3) $63 .8 CARiD Cash Balance 45 .7 Non - Cash Purchase of Equity in CARiD (25.918 M Shares) 259 .2 Warrant Amendment - New Shares (2.139 M Shares) 21 .4 Total Sources $390 .1 Proposed Uses Non - Cash Purchase of Equity in CARiD (25.918 M Shares) $259 .2 Redemption of CARiD Preferred Stock 20 .0 Transaction Expenses 22 .5 Warrant Amendment - New Shares (2.139 M Shares) 21 .4 Warrant Amendment - Cash 11 .5 Cash to Balance Sheet 55 .5 Total Uses $390 .1 Pro Forma Shares Outstanding (MM) 38 . 7 Legacy Illustrative Share Price $10 . 00 Equity Value $386 . 6 Plus: Pro Forma Debt 0 . 0 Less: Pro Forma Cash (4) ( 55 . 5) Pro Forma Enterprise Value $331.1 Im plied Valuation Pro Forma EV / 2021E Net Revenue ($465.2 million) Pro Forma EV / 2021E Adjusted EBITDA ($19.6 million) 0.7x 16.9x 10

Peer Benchmarking Comparison EV/2021E Adj. EBITDA 2019A - 2021E Revenue CAGR EV/2021E Revenue eCommerce Auto Parts Retailers / Distribution (3) eCommerce (4) (1) 16 . 9x 25 . 1x 12 . 1x NM N M N M N M 21 . 9x N M N M 41 . 9x N M N M 0 . 7x 1 . 2x 1 . 3x 2 . 0x 2 . 7x 1 . 3x 4 . 6x 2 . 7x 3 . 2x 2 . 3x 1 . 4x 0 . 4x 1 . 4x 27 . 1% 23 . 5% 1 . 7% 33 . 1% 86 . 1% 11 55 . 5% 41 . 7% 36 . 3% 35 . 0% 31 . 2% 28 . 6% 19 . 9% 14 . 1% 9.8% 1.7x 17.1x Source : Capital IQ, Wall Street research, company filings and Company - provided financials and projections . | Note : Market data as of 10 / 12 / 20 ; Multiples greater than 60 . 0 x or less than 0 . 0 x are shown as "NM . ” For reconciliation of CARiD non - GAAP financials to their most directly comparable GAAP financial measures see page 42 . | (1) CARiD EV based on expected implied enterprise value of $ 331 . 3 million . | (2) PRTS EV pro forma for 8 / 14 / 20 issuance of 4 . 9 MM primary shares | (3) Auto Parts Retailers / Distribution peers include : Advance Auto Parts, AutoZone, Genuine Parts, LKQ and O’Reilly Automotive . | (4) Vroom metrics shown comprised of eCommerce revenue only, excluding Texas Direct Auto . (2)

Business Overview and Key Investment Highlights

CARiD Investment Highlights Tech - enabled digital commerce platform focused on transforming the auto aftermarket parts industry 1 Surging eCommerce adoption Experienced management team & global footprint 5 Strong financial performance with additional value streams ready to be unlocked 4 Capital efficient model 3 Custom built tech - stack for a complex, multidimensional fitment industry 2 13

$ 12 $ 16 $ 22 2019 2020E 2023E Incremental Immediate $3.7B Canadian eCommerce Market Opportunity (3) 1. Surging eCommerce Adoption (1) SEMA; reflects 2019 market data. | (2) Auto Care Association; reflects 2019 market data for the U.S. Motor Vehicle Aftermarket. | (3) Hedges & Company. Acceleration in US Automotive Aftermarket eCommerce Sales (3) Large Addressable US Automotive Aftermarket Opportunity ($ in billions) “Core” US Enthusiast Automotive Aftermarket (1) Overall US Automotive Aftermarket (2) YoY G ro w th 30.0% CAGR 11.2% ($ in billions) Aftermarket product complexity creates unique challenges – platforms that have differentiated technology, product data and consumer engagement are best suited to meet the complex requirements of the aftermarket and will experience outsized growth $ 46 14 $ 404 2019 2019 CARiD is optimally positioned to take advantage of a growing market opportunity

1. Surging eCommerce Adoption Additional Vertical Expansion Increases TAM by an Additional $100B $404B Overall U.S. Automotive Aftermarket (1) $11B Performance Products (2) $46B Specialty Automotive Equipment Market (U.S.) (2) $25B Accessory & Appearance Products (2) CARiD Core Market CARiD Aggregate Automotive Opportunity (1) Auto Care Association; reflects 2019 market data for the U.S. Motor Vehicle Aftermarket. | (2) SEMA; reflects 2019 market data. | (3) Outdoor Industry Association, IBIS World, Global Market Insights, Technavio, Freedonia. $11B Wheels, Tires, and Suspension (2) $2B RV Camper $5B Motorcycle Boating $6B Powersports $6B T oo l s $13B Semi Truck $18B $72B Outdoor/Recreation $100B+ Additional Enthusiast Market Opportunity (3) Massive Automotive Market Opportunity 15

UX Cus t o m er Support Shipping & Returns Catalog C ove r age 16 • Fitment makes buying car parts and accessories challenging (UX) • Fitment demands extensive CS training in order to be effective • Shipping costs and the added risk of return shipping due to fitment hinders purchase confidence • Limited product assortments (breadth and depth) due to fitment causes consumer frustration 2. Custom Built Tech - Stack for a Complex, Multidimensional Fitment Industry Aftermarket Fitment is a Complex Problem

2. Custom Built Tech-Stack for a Complex, Multidimensional Fitment Industry

	Traditional eCommerce Platform[1]	CARiD[2]
Digital Catalog	× Un-curated vendor datasets result in transactional error	✓ Purpose-built data architecture & UX ✓ 17M+ SKUs powered by Big Data
Content / Shopping Experience	× Poor consumer engagement decreases conversion	✓ AI powered product recommendations ✓ 400+ in-house produced videos (DIY & reviews) ✓ 100s of articles & guides
Breadth of Offering	× Limited SKU and brand availability	✓ 8 verticals ✓ 1,000+ product lines ✓ 5,000 brands
Customer Service & Fulfillment	× Highly capital-intensive fulfillment networks	✓ Largely inventory-efficient model ✓ 2,500 supplier shipment locations ✓ SME customer service teams
Scalability	× Limited ability to service complex product portfolios in complementary market segments	✓ Successfully added 7 new verticals on Platform ✓ Only 28 days to on-board a product category ✓ SKU count more than tripled in 5 years

(1) Representative Traditional eCommerce Platforms include Amazon, Canadian Tire, Ebay, JC Whitney, JEGS, Rock Auto, CarParts.com, Walmart. | (2) Company provided information

CARiD 17

2. Custom Built Tech - Stack for a Complex, Multidimensional Fitment Industry 23.5M Avg. Monthly Sessions (1) 67 Net Promoter Score (2) 17M+ SKUs Powered with AI (6) 7.3M Customers (3) 5K Active Brands ~5% Return Rate (4) 96% Fill Rate (1) 35% Repeat Customer Revenue (5) instances where new customers made multiple purchases in the year. | (6) Number of SKUs as of August 2020. 18 The Proof: Rewarding Shopper Search Experience and Accurate Item Matching Source: Company - provided information. | (1) January – July 2020 across all verticals. | (2) CARiD NPS calculated by the Company. | (3) Represents customers 2011 - 2019. | (4) January – June 2020 across all verticals | (5) % of 2019 revenue from customers who had made a prior purchase between 2011 - 2019; also includes repeat business from new customers in 2019 itself, in

2. Custom Built Tech-Stack for a Complex, Multidimensional Fitment Industry

	CARiD	CarParts.com
Profile	▪ Proprietary technology & data	▪ Traditional eCommerce retailer
Business Overview	▪ GM% 2020 1H: 21% (limited fulfillment costs) ▪ Inventory-efficient model ($1M in PL) ▪ Limited risk of inventory obsolescence ▪ <10% of sales from third-party marketplaces ▪ TAM: Broad incl. new verticals, tires, & hard parts	▪ GM% 2020 1H: 34% (excludes ~9% fulfillment costs [(1)]) ▪ Private label inventory model ($65M as of June) ▪ Up to 4% of obsolete inventory can be expected ▪ Reliant on marketplaces for 35% of sales [(5)] ▪ TAM: Narrow sub-segment (primarily collision and engine)
Key Metrics	**17M+** Unique SKUs [(2)] **$250+** Average Order Value [(3)] **67** Net Promoter Score [(4)]	**<1M** Unique SKUs [(5)] **<$100** Average Order Value [(3)] **50** Net Promoter Score [(4)]

Financial Metrics

($ in millions)

CY2020E Revenue


$401
$378
CARiD
carparts.com

CY2021E Revenue


$465
$428
CARiD
carparts.com

CY2019A – CY2020E Revenue Growth


39%
35%
CARiD
carparts.com

CY2019A – CY2020E Adj. EBITDA Growth [(6)]


356%
190%
CARiD(7)
carparts.com

Source: Capital IQ, company filings and Company-provided information, financials and projections. | Note: (1) Percent based on 2019. | (2) As of August 2020. | (3) Metrics shown for 2019. | (4) CARiD NPS calculated by the Company. CarParts.com NPS per Customer Guru as of 9/18/2020. | (5) As of 10-Q filed in August 2020, reflecting 1H2020 metric. | (6) For reconciliation of CARiD non-GAAP financials to their most directly comparable GAAP financial measures see page 42. (7) CARiD Adjusted EBITDA is shown pro forma for estimated public company costs of $3.6MM per year. Actual public company costs, including D&O insurance, may have been lower than current estimates in prior years.

iD CARiD
19

2. Custom Built Tech-Stack for a Complex, Multidimensional Fitment Industry

$100M+
US Equivalent Invested in Platform Development(1)

13.8B+
Catalog Data Points

All Development Managed through CARiD

Core Expertise

Data Cataloging
Proprietary development tools, multi-stage quality assurance, and real customer feedback to build optimal data integrity

Web Development
Continuously enhancing and optimizing platforms to keep up with leading innovations and deliver a superior user experience

Technology Development
The Onyx team develops and implements new tools and techniques to create high-value market solutions

Content Development
Ever-expanding inventory of engaging content that delivers value to customers at each stage of the buyer's journey

Automation
Leveraging partially- and fully-automated processes, Onyx is always looking for efficiencies

Digital Marketing
Offer products to the most relevant audience segments by defining the trends that matter and implementing cutting-edge advertising tactics

eCommerce
Experienced in creating efficient eCommerce solutions, Onyx's experts are focused on increasing ROI and customer satisfaction

Design / UX
Maximizing customer satisfaction and loyalty through ease of use & refined design

Order Fulfillment
Effective, cutting-edge business strategies to fulfill customer needs & deliver the finest products as quickly as possible

Contact Centers
Onyx provides seamless omnichannel customer support at every interaction

Source: Company-provided information. | (1) Equivalent calculated based off an estimated 4x-5x pay-rate arbitrage; midpoint assumed.

CARiD
20

• Highly scalable • Low capital requirement & reduced risk • Geographical shipping speed and cost advantage (2,500 vendor shipping points) 21 • Inventory - efficient model ($1M in PL) • Customers pay instantaneously via credit card • Attractive A/P terms • Low cost of funding current assets • Strong balance sheet 3. Capital Efficient Model Ne g a t i v e Working Capital Attractive Trade Cycle Virtual Fu l f ill m e nt

$3 $14 $20 $28 1.0% 3.4% 4.2% 5.2% 2 0 19 2 0 2 2 E $288 $401 $465 $535 2 0 19 2 0 2 0 E 2 0 2 1 E 2 0 2 2 E 4. Strong Financial Performance with Additional Value Streams Ready to be Unlocked x Increasing order volume unlocks improved pricing x Private label business driving premium margins x Pricing optimization x Shipping cost optimization x Cost leverage – scale benefits Key Growth Opportunities : Key Margin Expansion Opportunities: x Diversified marketing x New verticals x Repairs and Body Parts segment x Vendor and SKU optimizations Net Revenue ($ in millions) 2019A - 2022E Net Revenue CAGR: 23% Adjusted EBITDA and % Margin (1) (2) ($ in millions) 2019A - 2022E Adj. EBITDA CAGR: 109% 2 0 2 0 E Adj. EBITDA 2021E % Margin Source: Company - provided financials and projections. | Note: (1) For reconciliation of non - GAAP financials to their most directly comparable GAAP financial measures see page 42. | (2) Adjusted EBITDA is shown pro forma for estimated public company costs of $3.6MM per year. Actual public company costs, including D&O insurance, may have been lower than current estimates in prior years. 22 $450 million in Run - Rate Net Revenue with only $7 million in Receivables and Inventory and Negative Net Working Capital

5. Experienced Management Team & Global Footprint • Digital commerce leader with over 17 years of experience in marketing, analytics, business planning, eCommerce operations and technology • Formerly Senior Director of eCommerce & Digital Marketing at Foot Locker Retail, Inc. • Served previously as Chief Marketing Officer at CARiD • Operational Excellence Leader with over 17 years of experience in sales, operations and logistics roles • Extensive background focused on direct technology & execution - oriented operations, business development, engineering and program management • Formerly GM of Global Supply Chain & Operations at Wayfair Inc. • 40+ years of experience with a focus on achieving success combining financial strategies & operations to deliver business efficiency and profitability • Extensive experience in CRM/ERP integration and back - office management • International experience across multiple industries • Significant M&A and business integration track record Antonino Ciappina Chief Executive (1) Ajay Roy Chief Operating Officer Kailas Agrawal Chief Financial Officer Mark Atwater VP of Vendor Relations • 40 years of experience in vendor management and retail operations • Seasoned veteran of the automotive aftermarket industry • Served most recently as Operating Manager for F/X Automotive Representative Previous Experience (1) Subject to approval by Board of Directors. 23

5. Experienced Management Team & Global Footprint

Global team of resources directed and governed from CARiD's New Jersey Headquarters



NJ 120 Resources
Across 2 Primary Physical Locations
• Management
• Governance
• Contact Center
• Training & Dev
• Creative Studio
Europe (Ukraine) 800+ Resources
Across 5 Physical Locations
• Technology DevOps & IT
• Product Data Development & UX
• Backoffice Operations
• Call Center Ops
Costa Rica 120+ Resources
Dedicated Contact Center Operations
Philippines 100 Resources
Dedicated Contact Center Operations Across 2 Physical Locations

- ▼ Established Location & Resources
- ● Exploring Strategic Relationships (Canada, China & India)
- ◆ Exclusive Wheel & Tire Operations

CARiD has a global footprint to service global consumers, but its focus has traditionally been in the US

- New Jersey Headquarters
- Global Customer Experience Center
- Cost Efficient & Effective International Development and Support Teams

CARiD 24

Executing the Growth Strategy

Strategic Initiatives Drive Compelling Near - and Long - Term Growth We Believe CARiD is Positioned to Capitalize on Organic Growth Opportunities Product Cultivation Category expansion through cultivating other verticals, on boarding brands, and growing private label business A. Deploy Pricing Optimization Strategies Data driven price elasticity testing drives volume growth and margin improvement B . Increase total market opportunity via effective targeted expansion in underserved geographies Geographic Expansion C. Diversify Marketing Mix Build on branding through increased investment in digital and traditionally untapped marketing channels in an effort to unlock platform potential D. 26

A. Product Cultivation

Significant Opportunity Through Product Offering and Category Expansion

Onboard New Brands & Develop Existing Ones

- Proven transactional success for brand partners and consumers
- Established trust with vendors as a differentiated brand builder
- Leverage growing reputation as a "one-stop-shop" for enthusiast consumers
- Explore key relationships developed with several of the largest dealership groups to introduce OEM products into the Onyx catalog, potential for next day fulfillment of key OEM brands

Expand Private Label Business

LUMEN, PURE, Re, REMIN, rixxu, TORXE

- ✓ Leverage customer data to identify highly compelling products to import and private label
- ✓ 100% growth delivered in 2020 on 11 CARiD private label brands
- ✓ Meaningful private label success achieved to date with minimal resource investment - represents only a small fraction of the total opportunity
- ✓ Untapped B2B wholesale opportunity

Cultivate Existing Products and Grow New Verticals

BOAT / MARINE



RECREATION



CAR



RV / CAMPER



MOTORCYCLE



SEMI TRUCK



POWERSPORTS



TOOLS



CARiD 27

B. Deploy Pricing Optimization Strategies Consumer Price Elasticity Testing Elasticity testing will reveal product pricing opportunities Optimize price and volume to continue to enhance Gross Margin Dollars per SKU Increased growth and efficiencies enable enhanced per - unit costs from vendors/suppliers Improved unit economics drive pricing benefits for consumers Improved Vendor Pricing Power 28

C. Geographic Expansion CARiD intends to leverage its existing virtual warehouse infrastructure to begin international expansion of CARiD in Canada in the coming years Source: (1) Hedges & Company July 2020 Analysis We believe CARiD’s tech enabled eCommerce platform success can be replicated internationally, further expanding its market Canadian marketing initiatives and rollout of CARiD.ca are expected to kickstart penetration of Canadian market Automotive aftermarket eCommerce market in Canada estimated to reach US$3.7 billion in 2020 (1) 29

D. Diversify Marketing Mix

MAINTAIN SEM DOMINANCE	INCREASE BRAND AWARENESS	INCREASE CUSTOMER ENGAGEMENT	MOTIVATE LOYALTY
SEARCH ENGINE MARKETING	**SOCIAL MEDIA & TV/VIDEO**	**EMAIL, SMS & CHATBOTS**	**LOYALTY PROGRAM**
Over 75% of traffic & 60% of revenue is efficiently acquired	Leverage Social Media & TV/Video advertising to reach highly targeted new audiences and grow brand awareness	Combine customer and product data with CRM automation tools to deliver highly personalized content across high-ROI channels	Inspire desired customer behaviors to profitably increase CLV using incentives and rewards

CARiD 30

Financial Overview

$218 $308 9 Mo.'19A 9 Mo.'20E $288 $401 $465 $535 2 0 19 2 0 20E 2 0 21E 2 0 22E CARiD Net Revenue Summary and Supporting Metrics ($ in millions) Source: Company - provided financials and projections. | Note: 9 months ending 9/30/2020 metrics consist of actual performance through calendar Q2 and estimated performance for calendar Q3. 2019 A - 2022E Net Revenue CAGR: 23% 2020E Gross Revenue by Source of Purchase YoY G r o w th: 41% e Comm erce 91% 32 M ar ket p laces 9% Continued market share gains driven by: • New strategic initiatives: • OE parts • Pricing optimization • Installation partnerships • Diversified marketing • Vendor and SKU cultivation • Repair parts • Leverage new PARTSiD name for expansion of “iD” platform into new verticals, with particular upside in the motorcycle and power sports categories • Geographic expansion, with a significant near - term opportunity in Canada and additional upside in EMEA • Continued eCommerce tailwinds Net Revenue

CARiD Gross Profit and Adjusted EBITDA Summary

- Continued margin expansion driven by many operational initiatives:
  - As volume increases with vendors, CARiD can negotiate better pricing
  - CARiD is starting to import a larger proportion of goods itself, further saving costs
  - Shipping cost optimization
  - Benefits of scale
- Price elasticity testing expected to reveal opportunities to maximize gross margin dollars (i.e., SKUs where CARiD has room to increase prices and still maintain volume or volume reduces to some degree but overall GMD expands)
- Additionally, the private label business commands premium EBITDA margins, so CARiD's consolidated EBITDA margin is expected to improve

Gross Profit and % Margin



($ in millions)
2019A-2022E
Gross Profit CAGR:
25%
$61
$86
$103
$121
21.3%
21.5%
22.1%
22.6%
2019
2020E
2021E
2022E
Gross Profit
% Margin

Adjusted EBITDA and % Margin (1) (2)



($ in millions)
2019A-2022E
Adj. EBITDA CAGR:
109%
$3
$14
$20
$28
1.0%
3.4%
4.2%
5.2%
2019
2020E
2021E
2022E
Adjusted EBITDA
% Margin

Source: Company-provided financials and projections. Note: (1) For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (2) Adjusted EBITDA is shown pro forma for estimated public company costs of $3.6MM per year. Actual public company costs, including D&O insurance, may have been lower than current estimates in prior years.

CARiD 33

$70 $93 Q 4 ' 19A Q 4 ' 20E $71 $123 Q 3 ' 19A Q 3 ' 20E $78 $114 Q 2 ' 19A Q 2 ' 20A Observations Quarterly Net Revenue Significant Momentum Expected in 2020 and Poised for Growth Post - COVID 2020 performance boosted by: x Overall conversion rate improvement x Growth in repairs & body parts, performance parts and accessories x New store momentum ($ in millions) Source: Company - provided financials and projections. YoY G r o w th: 46% YoY G r o w th: 73% YoY G r o w th: 33% $70 $71 Q1'19A Q1'20A YoY Growth: 1% 34

Supplemental Balance Sheet and Cash Flow Data Source: Company - provided financials. CARiD: A Capital Efficient Model CARiD Balance Sheet Data ($ in millions) A s of December 31, 2019 A s of June 2020 30, ASSETS Cash $13 . 6 $45.7 Accounts Receivable 1 . 2 2 . 1 Inventory 3 . 4 5 . 4 Other Current Assets 2 . 7 2 . 3 Total Current Assets $20 . 9 $55.5 Net PP&E 11 . 0 11 . 2 Other Assets 0 . 8 0 . 5 Total Assets $32 . 7 $67.2 LIABILITIES AND EQUITY Current Liabilities $41 . 7 $74.8 Non - Current Liabilities 0 . 02 0 . 20 Total Liabilities $41 . 7 $75.0 Total Shareholders' Equity (Deficit) ( 9 . 0) ( 7 . 8) Total Liabilities & Equity $32 . 7 $67.2 CARiD Statement of Cash Flow s Data ($ in millions) 12 Months Ending 12/31/19 6 Months Ending 6/30/20 Net (Loss) Income ($0.7) $1 . 4 Depreciation 5 . 8 3 . 3 Def erred Income Tax ( 0 . 1) 0 . 5 Gain on sale of assets ( 0 . 0) - Changes in Working Capital ( 0 . 8) 30 . 6 Net Cash from Operating Activities $4 . 3 $35.8 Net Cash from Investing Activities ($7.2) ( $3 . 5) Net Cash from Financing Activities ($0.5) ( $0 . 3) Net Change in Cash ($3.4) $32.1 Cash, Beginning of Period 17 . 1 $13.6 Cash, End of Period 13 . 6 $45.7 35 CARiD Statement of Cash Flows Data CARiD Balance Sheet Data

Thank You Tech - enabled digital commerce platform focused on transforming the auto aftermarket parts industry 1 Surging eCommerce adoption Experienced management team & global footprint 5 Strong financial performance with additional value streams ready to be unlocked 4 Capital efficient model 3 Custom built tech - stack for a complex, multidimensional fitment industry 2 36

A ppendi x

Legacy Acquisition Corp. Overview

Legacy Has the Liquidity of a Publically Held Enterprise as well as Brand Building, Strategic and Operational Support

Company Overview

- Legacy Acquisition Corp. (NYSE: LGC) is a Special Purpose Acquisition Corporation
- Highly complementary expertise in consumer-facing brands
- Founders from leading CPG & partners from major PE firms
- Collectively, the founders' experiences include:
  - 9 current/former CEOs and CFOs
  - Over 27 current/former board positions at public companies
  - The completion of ~$3 billion in private investments
- Provides capital to fund growth and supercharge operations

LGC is a public company that combines the strength of a "strategic buyer" with the value creation capabilities and forward looking strategies of an innovative disruptor

Key Management



Edwin Rigaud

Legacy Chairman & CEO, Principal



Darryl McCall

Legacy President & COO, Principal



William Finn

Legacy CFO

Directors



Steven Davis

Legacy Director



Richard White

Legacy Director



Andrew Code

Legacy Director



Sengal Selassie

Legacy Director

CARiD

38

Legacy Acquisition Corp. – Extended Team Legacy Advisory Council Lloyd Ward Co - Chairman Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Maytag Corp. – Former Chairman and CEO ▪ Procter & Gamble Company (17 years) – Former General Manager ▪ U.S. Olympic Committee – Former CEO and Secretary General ▪ Former Board Member at General Motors Company and JPMorgan Chase & Co. Gary McCullough Co - Chairman Advisory Council ▪ More than 30 years of business experience in consumer products ▪ TransDigm Group, Inc. – Current Board Member ▪ Career Education Corp. – Former President, CEO and Board Member ▪ Procter & Gamble Company (13 years) – Former General Manager ▪ The Sherwin - Williams Company – Former Board Member Ronald Tysoe Member Advisory Council ▪ More than 30 years corporate finance and management experience in consumer - retail ▪ Macy’s, Inc. – Vice Chairman of Finance and Real Estate ▪ Perella Weinberg Partners – Former Senior Adviser ▪ Current Board Member at J.C. Penney Company, Inc., Cintas Corporation, and Scripps Networks Interactive Kimberly Blackwell Member Advisory Council ▪ Seasoned business executive with over 25 years of marketing and advertising experience ▪ PMM Agency – Founder and Chief Executive Officer ▪ Serves as a key consultant to C - Suite executives at Fortune 1000 companies and government agencies ▪ National Women’s Business Council – one of eight female CEOs Geoffrey Marshall Member Advisory Council ▪ More than 40 years corporate finance, operations, and supply chain management experience ▪ Procter & Gamble Company (30 years) – Former Global Supply Chain Finance Director and Director of Global Business Development ▪ Implemented one of the largest post - acquisition integrations in the company's history 39

Legacy Acquisition Corp. – Extended Team (Continued) Legacy Advisory Council Kenneth Robinson Member Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Procter & Gamble Company (21 years) – Former Chief Audit Executive and Vice President of Finance for the Global Personal Beauty Care and Global Internal Audit segments ▪ Current Board Member at Morgan Stanley Private Bank, National Association Manuel Perez de la Mesa Member Advisory Council ▪ More than 40 years of management, financial, and operating experience ▪ Pool Corporation – Current CEO and President (16 years) and former COO ▪ Watsco, Inc. – VP of Distribution Operations ▪ Fresh Del Monte Produce, B.V and IBM Corp. – Various general, financial, and management positions Jules Kaufman Member Advisory Council ▪ Experienced general counsel and executive with significant experience serving as a strategic and legal advisor to boards of directors and management teams in the consumer sector ▪ Coty Inc. – General Counsel and Secretary ▪ Colgate - Palmolive Company – Former VP, General Counsel for the Europe / South Pacific division Jim Stengel Member Advisory Council ▪ More than 20 years of marketing experience in consumer products ▪ The Jim Stengel Group – President and CEO ▪ Procter & Gamble Company (11 years) – Former Global Marketing Officer ▪ Author of two books ▪ Former Board Member for AOL, Motorola, Inc. and MarketShare ▪ Adjunct Professor at Kellogg | Northwestern 40

Supplemental Income Statement Data Source: Company - provided financials. | Note: (1) For reconciliation of non - GAAP financials to their most directly comparable GAAP financial measures see page 42. | (2) Adjusted EBITDA shown pro forma for estimated public company costs of $3.6MM per year. Actual public company costs, including D&O insurance, may have been lower than current estimates in prior years. CARiD Income Statement Data ($ in millions) FY 2017A FY 2018A H1 2019A FY 2019A H1 2020A FY 2020E Net Revenue $244 . 7 $288 . 6 $147 . 2 $287 . 8 $184 . 6 $400 . 8 YoY % Growth 18 . 0% ( 0 . 3% ) 39 . 3% Cost of Goods Sold 188 . 9 227 . 0 115 . 6 226 . 6 145 . 2 314 . 7 Gross Profit $55 . 7 $61 . 7 $31 . 6 $61 . 2 $39 . 4 $86 . 1 % Margin 22 . 8% 21 . 4% 21 . 5% 21 . 3% 21 . 3% 21 . 5% EBITDA (1) (2) $5 . 9 $3 . 8 $3 . 7 $5 . 1 $5 . 2 $15 . 9 Adjusted EBITDA (1) (2) $7 . 6 $5 . 3 $2 . 5 $3 . 0 $4 . 4 $13 . 8 % Margin 3 . 1% 1 . 8% 1 . 7% 1 . 0% 2 . 4% 3 . 4% 41

Reconciliation of Non-GAAP Financial Measures

Non-GAAP Financial Measures
Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information, proxy statement, prospectus or registration statement to be filed by Legacy with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. Legacy and the Company believe these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes.

Legacy and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company's audited financial statements, which will be included in any information, proxy or tender offer statement, prospectus or registration statement to be filed by Legacy with the SEC.

A reconciliation for the Company's non-GAAP financial measures for interim and monthly periods through August 2020 or 2020E through 2022E non-GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these Non-GAAP financial measures. You are cautioned not to place undue reliance on these non-GAAP financial measures.

($ in millions)	FY 2017A	FY 2018A	H1 2019A	FY 2019A	H1 2020A
Net Income	**$2.2**	**($0.6)**	**$0.7**	**($0.7)**	**$1.4**
Add: Taxes	0.6	0.1	0.2	(0.1)	0.5
Add: Depreciation	2.8	4.3	2.7	5.8	3.3
Add: Interest	0.3	0.0	0.0	0.0	0.0
EBITDA	**$5.9**	**$3.8**	**$3.7**	**$5.1**	**$5.2**
Add: Non-Cash Expenses	0.1	0.1	0.1	0.1	0.1
Add: Settlement Expenses / Exceptional Cases	-	2.6	-	-	(0.1)
Add: Payroll Related to Founders	5.2	2.5	0.6	1.4	1.0
Less: Estimated Pro Forma Public Company Costs	3.6	3.6	1.8	3.6	1.8
Adjusted EBITDA (1)	**$7.6**	**$5.3**	**$2.5**	**$3.0**	**$4.4**

Source: Company-provided financials. | Note: (1) Adjusted EBITDA shown pro forma for estimated public company costs of $3.6MM per year. Actual public company costs, including D&O insurance, may have been lower than current estimates in prior years.

CARiD 42

8. 4% 70.0% Direct product and fulfillment costs 78.7% Expense Comparison by % of 2019 Revenue Direct product and fulfillment costs for drop - ship method sales Operating Expenses 1 Operating Expenses 2 Cost of Goods Sold Cost of Goods Sold 21 . 3 % G r o s s 30 . 0 % Margin Other operating expenses Fulfillment costs related to owned inventory and physical footprint 21.5% 23.2% (0.3)% O p e r a t i ng Margin (1.6)% Including all fulfillment costs in CarParts.com’s cost of goods sold would result in a gross margin of 21.6% Total operating expenses Source: Company financials. | (1) CARiD operating expenses excludes public company costs. | (2) Excludes stock - based compensation. 43